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                                 EXHIBIT 31(ii)

                                  CERTIFICATION

I, Mark A. Severson, certify that:

1.    I have reviewed this annual report on Form 10-K of Camco Financial
      Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Camco as of, and for, the periods presented in this annual report;

4. Camco's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and internal control over financial reporting (as defined in Exchange Act Rules 13a 15(f) and 15d 15(f))for Camco and have:

      a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Camco, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c. Evaluated the effectiveness of Camco's disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluations; and

      d. Disclosed in this report any change in Camco's internal control over financial reporting that occurred during Camco's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Camco's internal control over financial reporting;

5. Camco's other certifying officers and I have disclosed, based on our most recent evaluation, to Camco's auditors and the audit committee of Camco's board of directors (or persons performing the equivalent functions):

      a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Camco's ability to record, process, summarize and report financial information; and

      b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Camco's internal controls over financial reporting; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 15, 2005                             /s/ Mark A. Severson
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                                                 Mark A. Severson